Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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ULTIMUS MANAGERS TRUST

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1. Title of each class of securities to which transaction applies:

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Wavelength Interest Rate Neutral Fund

A series of the

Ultimus Managers Trust

September 11, 2018

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Wavelength Interest Rate Neutral Fund (the “Fund”), a series of shares of the Ultimus Managers Trust (the “Trust”), to be held at 11:00 a.m., Eastern time, on October 29, 2018 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Formal notice of the Meeting appears after this letter, followed by the proxy statement. At the Meeting, shareholders of the Fund will be asked to vote on a proposal to approve a new investment advisory agreement on behalf of the Fund.

We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided, voting by telephone, or voting through the Internet at your earliest convenience.

The reason for the meeting is that MANG Investments LLC (“MANG”), a wholly-owned subsidiary of LVA Partners Limited (together with other affiliated entities, the “GTS Group”) acquired an additional interest in Wavelength Capital Management, LLC (“Wavelength”), who has served as investment adviser to the Fund since the Fund’s inception, in a transaction (the “Transaction”) that closed on August 1, 2018. With this additional ownership interest in Wavelength, MANG now owns a 50% interest in Wavelength.

As part of the Transaction, Wavelength’s management and family members retained the other 50% ownership interest in Wavelength, Wavelength management has remained in place and MANG is expected to bring technological expertise, operational support, and added financial resources to Wavelength. In addition, Wavelength does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction. The Fund’s portfolio manager, Andrew Dassori, has remained in place and is expected to continue to manage the Fund using the same investment objective and strategies that have been employed for years by Wavelength.

Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment.” The closing of the Transaction was considered an “assignment” under applicable law. This resulted in the termination of the original investment advisory agreement between Wavelength and the Trust. In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) met and approved an interim investment advisory agreement between Wavelength and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. The Board of Trustees also approved a proposed new investment advisory agreement between Wavelength and the Trust, on behalf of the Fund (the “New Advisory Agreement”). Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory Agreement is approved by the shareholders of the Fund. Therefore, the Board of Trustees is submitting the New Advisory Agreement to a vote of the shareholders of the Fund.

The Board of Trustees has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than October 29, 2018.

You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the proxy statement and have the enclosed proxy card at hand	1)	Read the proxy statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card	2)	Go to the website that appears on the enclosed proxy card
3)	Enter the control number that appears on the enclosed proxy card and follow the simple instructions	3)	Enter the control number that appears on the enclosed proxy card and follow the simple instructions

Although you may vote in person at the Meeting or by mail, we encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, the Fund’s proxy solicitor, toll-free at 1-877-274-8654.

Sincerely,

Matthew J. Beck
Secretary
Ultimus Managers Trust

Wavelength Interest Rate Neutral Fund

A series of the

Ultimus Managers Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 11:00 A.M., EASTERN TIME, ON OCTOBER 29, 2018. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/WAVELENGTH OR BY CALLING THE FUND, TOLL-FREE IN THE U.S., AT 1-877-274-8654.

To the Shareholders of the Wavelength Interest Rate Neutral Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Wavelength Interest Rate Neutral Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”) will be held at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at 11:00 a.m., Eastern time, on October 29, 2018. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of the Fund, and Wavelength Capital Management, LLC and

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the New Advisory Agreement will be brought before the Meeting.

Shareholders of record as of the close of business on August 23, 2018 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Board of Trustees of the Trust are included herewith. If you need directions to the Meeting, please call the Fund at the number stated above.

The Board of Trustees of the Trust has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees of the Trust,

Matthew J. Beck
Secretary
Ultimus Managers Trust

Dated: September 11, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with the following questions and answers to give you a general overview of some of the important information in the Proxy Statement.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: The Wavelength Interest Rate Neutral Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), is conducting a Special Meeting of Shareholders of the Trust (the “Meeting”) scheduled to be held at 11:00 a.m., Eastern Time, on October 29, 2018.

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposal: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Wavelength Capital Management, LLC (“Wavelength”) (the “Proposal”); and the transaction of any other business (none currently contemplated) that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Q: Why am I being asked to vote on the New Advisory Agreement?

A: You are being asked to vote on the New Advisory Agreement because MANG Investments LLC (“MANG”) acquired an additional 30% interest in Wavelength, which has served as investment adviser to the Fund since the Fund’s inception, in a transaction (the “Transaction”) that closed on August 1, 2018. When added to MANG’s previous 20% ownership interest in Wavelength, MANG now owns a 50% ownership interest in Wavelength as a result of the Transaction. The remaining 50% ownership interest in Wavelength is still owned by Wavelength’s management and family members.

Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment.” The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between Wavelength and the Trust (the “Original Advisory Agreement”). In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) met on July 23-24, 2018 and, after careful consideration, approved an interim investment advisory agreement between Wavelength and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. In addition, the Board, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

Q: Does the Board recommend that shareholders vote to approve the New Advisory Agreement?

A: Yes. After careful consideration, the Board of Trustees has approved the New Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement.

Q: Who is MANG Investments LLC?”

A: MANG was founded on July 28, 2015 and is an Anguilla limited liability company with a principal place of business at 545 Madison Avenue, 15th Floor, New York, NY 10022. MANG is a wholly owned subsidiary of LVS Partners Limited, a Cayman Limited Company (together with MANG and other affiliated entities, the “GTS Group”). Neither MANG, LVS Partners Limited, or any of the affiliates within the “GTS Group” are registered investment advisors. Wavelength is the only registered investment adviser currently affiliated with the GTS Group.

The GTS Group provides liquidity to investors across financial instruments and throughout the world. Their goal is to help asset managers, broker dealers, banks, hedge funds, public companies and pension funds mitigate risk and decrease their transaction costs through GTS Group’s technology and experience. The GTS Group is one of the largest NYSE designated market makers.

Q: When would the New Advisory Agreement take effect?

A: If approved by shareholders of the Fund, the New Advisory Agreement would take effect immediately.

Q: Will the Transaction affect the operation of the Fund?

A: Wavelength does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement.

Q: Will the Fund’s investment objective or principal investment strategies change under the New Advisory Agreement?

A: No. The Fund’s investment objective and principal investment strategies are expected to remain the same under the New Advisory Agreement as they were under the Original Advisory Agreement and the Interim Advisory Agreement.

Q: Will the Fund’s name change?

A: No. The Fund’s name is not expected to change in the near future.

Q: Will the approval of the New Advisory Agreement change the investment management team of the Fund?

A: No. The portfolio manager at Wavelength, Andrew Dassori, has remained in place since the closing of the Transaction and is expected to continue to manage the Fund under the Interim Advisory Agreement and the New Advisory Agreement, if approved by the shareholders of the Fund, using the same investment objective and strategies that have been employed by Wavelength to manage the Fund since the Fund’s inception. Thus, it is contemplated that the Fund will continue to be managed by Andrew Dassori, who has been responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception, under the New Advisory Agreement.

Q: How does the New Advisory Agreement differ from the Original Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date; and

2)	The addition of a representation and warranty by Wavelength that it will abide by the terms of Section 15(f) of the Investment Company Act in relation to the Transaction.

Q: Will the approval of the New Advisory Agreement increase the advisory fee payable under the Original Advisory Agreement?

A: No. The advisory fee payable to Wavelength under the New Advisory Agreement will be the same as the advisory fee paid by the Fund under the Original Advisory Agreement.

Q: Who is eligible to vote?

A: Shareholders of record at the close of business on August 23, 2018 are entitled to be present and to vote at the Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q: How do I vote?

A: You can vote in one of the following four ways:

1. Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2. Call the telephone number 1-877-274-8654;

3. Go to the website: WWW.OKAPIVOTE.COM/WAVELENGTH and enter the control number that appears on the enclosed proxy card; or

4. Attend the Meeting and vote in person.

Proxy cards that are properly signed, dated, and received prior to the Meeting will be voted as specified on the proxy card. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than October 29, 2018 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or Wavelength or Okapi Partners, the Fund’s proxy solicitor, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: What happens if the Proposal is not approved?

A: If the shareholders of the Fund do not approve the New Advisory Agreement, the Proposal will not take effect. In the event the Proposal does not take effect, the Interim Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund or possibly closing the Fund.

Q: Who will pay for the proxy solicitation?

A: Wavelength has agreed to pay for the proxy tabulation, legal and other costs associated with the solicitation of the proposals. The Fund will not bear any of these costs.

Q: Whom should I call for additional information about the Proxy Statement?

A: Should you have any questions regarding the proxy statement or how to vote your shares, please call the Fund’s proxy solicitor, Okapi Partners, toll-free at 1-877-274-8654.

Wavelength Interest Rate Neutral Fund

A series of the

Ultimus Managers Trust

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on OCTOBER 29, 2018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board of Trustees” or the “Board” ) of Ultimus Managers Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Wavelength Interest Rate Neutral Fund (the “Fund”), a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement and form of proxy are being first mailed to shareholders on or about September 14, 2018.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Wavelength Capital Management, LLC (“Wavelength”) as a result of the closing of a transaction (the “Transaction”) whereby MANG Investments LLC (“MANG”), a wholly owned subsidiary of LVS Partners Limited (together with other affiliated entities, the “GTS Group”), acquired an additional 30% equity ownership interest in Wavelength. When added to MANG’s previous 20% ownership interest in Wavelength, MANG now owns a 50% equity ownership interest in Wavelength as a result of the Transaction.

A proxy, if properly executed, duly returned, and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained Okapi Partners LLC (“Okapi Partners”) on behalf of the Fund for the Meeting. Okapi Partners is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The anticipated cost of these services is approximately $8,000, and will be paid by Wavelength.

In addition to solicitation through the mail, proxies may be solicited by officers, employees, and agents (including Okapi Partners) of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers, and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Wavelength has agreed to reimburse brokers, custodians, nominees, and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL:	TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND WAVELENGTH CAPITAL MANAGEMENT, LLC

Background. Wavelength, the Fund’s investment advisor, has provided investment advisory services to the Fund pursuant to an investment advisory agreement that become effective upon the commencement and launch of the Fund (the “Original Advisory Agreement”) and continued until August 1, 2018. The Original Advisory Agreement was approved by shareholders of the Fund on September 30, 2013. The Original Advisory Agreement was last approved and renewed by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act 1940 Act, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”) at an in-person meeting of the Board of Trustees held on April 23-24, 2018 (the “April Board Meeting”).

On August 1, 2018, Wavelength entered into a purchase arrangement pursuant to an amended Operating Agreement with the GTS Group (the “Purchase Agreement”). Under the terms of the Purchase Agreement, MANG acquired an additional 30% equity ownership interest in Wavelength. When added to MANG’s previous 20% ownership in Wavelength, MANG now owns a 50% equity ownership interest in Wavelength as a result of the Transaction. The Transaction closed on August 1, 2018. As part of the Transaction, Wavelength’s management and family members retained the other 50% ownership interest in Wavelength, Wavelength management has remained in place and MANG is expected to bring extra support and financial opportunities to Wavelength. The Fund’s original portfolio management manager, Andrew Dassori, has remained in place since the closing of the Transaction and is expected to continue managing the Fund. The Fund’s name is not currently expected to change in the near future.

Under the Original Advisory Agreement, Wavelength received from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.95% of the average daily net assets of the Fund. Wavelength also contractually agreed under an expense limitation agreement between the Trust, on behalf of the Fund, and Wavelength (the “Original ELA”) to reduce its fees payable under the Original Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act) to an amount not exceeding 0.99% of the Fund’s average daily net assets. The Adviser reduced its management fee by $175,345 for the fiscal year ended May 31, 2018 for the Fund. The net aggregate advisory fee paid by the Fund to Wavelength for the fiscal year ended May 31, 2018 was $120,235.

Assignment and Termination of the Original Advisory Agreement. Under the Investment Company Act, an investment advisory agreement automatically terminates upon an “assignment.” The closing of the Transaction was considered an “assignment” under applicable law and resulted in the automatic termination of the Original Advisory Agreement on August 1, 2018.

Interim Advisory Agreement and Interim Expense Limitation Agreement. In anticipation of the closing of the Transaction, the Board of Trustees, including a majority of the Independent Trustees, at the Board Meeting held on July 23-24, 2018 (the “July Board Meeting”), and after careful consideration, approved an interim investment advisory agreement between Wavelength and the Trust, on behalf of the Fund, (the “Interim Advisory Agreement”) that became effective on August 1, 2018, the day of the closing of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board of Trustees, determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement and that the compensation under the Interim Advisory Agreement is no greater than the compensation the investment advisor would have received under the Original Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Original Advisory Agreement, with the following exceptions:

(1)	The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness (the “150 day period”) or upon the date the New Advisory Agreement between the Trust, on behalf of the Fund, and Wavelength is approved by a majority of the outstanding voting shares of the Fund;
(2)	The Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board of Trustees or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to Wavelength;
(3)	The Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Fund’s custodian;
(4)	If shareholders approve the New Advisory Agreement with Wavelength by the end of the 150-day period, Wavelength will be paid the entire amount in the escrow account (including the interest earned). If shareholders of the Fund do not approve the New Advisory Agreement with Wavelength by the end of the 150 period, then Wavelength will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and
(5)	Such other differences in terms and conditions as the Board of Trustees, including a majority of the Independent Trustees, found to be immaterial.

In addition, at the July Board Meeting, the Board of Trustees approved an interim expense limitation agreement (the “Interim ELA”) between Wavelength and the Trust, on behalf of the Fund. The Interim ELA became effective at the closing of the Transaction, and its terms are substantially similar to the terms of the Original ELA, except that the Interim ELA will expire at the end of the term of the Interim Advisory Agreement. The Original ELA was set to expire on October 1, 2018; however, by its terms it expired upon the termination of the Original Advisory Agreement.

Under the Interim ELA, Wavelength has agreed to reduce its fees payable under the Interim Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets. Fee reductions and expense reimbursements by Wavelength are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, but only if the repayments do not cause the operating expenses of the Fund (exclusive of such reductions and reimbursements) do not exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Furthermore, the amount of repayment in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed 0.99% of the Fund’s average daily net assets.. Prior to its termination, the Interim ELA may be modified only with the approval of the Board of Trustees.

New Advisory Agreement. Also at the July Board Meeting, the Board of Trustees, including a majority of the Independent Trustees, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination, subject to the approval of the Fund’s shareholders. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years; and

3)	The addition of a representation and warranty by the Adviser that it will abide by the terms of Section 15(f) of the Investment Company Act of 1940, as amended, in relation to the Transaction.

The terms of the New Advisory Agreement are also substantially similar to those of the Interim Advisory Agreement except for the changes described above and the various provisions included in the Interim Advisory Agreement as required under Rule 15a-4 under the Investment Company Act (as discussed above).

If approved by shareholders of the Fund, the Trust, on behalf of the Fund, will enter into the New Advisory Agreement with Wavelength. Similar to the terms under the Original Advisory Agreement, the terms of the New Advisory Agreement provide that Wavelength, as investment adviser to the Fund, will manage the investment and reinvestment of assets of the Fund; continuously review, supervise, and administer the investment program of the Fund; determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund; provide the Trust and the Fund with records concerning Wavelength’s activities under the New Advisory Agreement which the Trust and the Fund are required to maintain; render regular reports to the Trust’s Trustees and officers concerning Wavelength’s discharge of the foregoing responsibilities; and perform such other services as agreed by Wavelength and the Trust from time to time. Under the New Advisory Agreement, Wavelength will receive from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.95% of the average daily net assets of the Fund, which is the same as the advisory fee payable under the Original Advisory Agreement.

The New Advisory Agreement will become effective immediately upon the approval of the shareholders of the Fund. The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Advisory Agreement, under the terms of the New Advisory Agreement, the Board, the Fund’s shareholders, or Wavelength may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Similar to the terms under the Original Advisory Agreement, the New Advisory Agreement provides that Wavelength shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligation and duties under the New Advisory Agreement.

The New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The descriptions of the New Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

In the event the shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment adviser or possibly closing the Fund.

Certain Conditions Under the Investment Company Act. Under the terms of the Purchase Agreement, Wavelength received compensation as part of the Transaction. Section 15(f) of the Investment Company Act provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with a transaction involving the assignment of an investment advisory agreement if two conditions are satisfied.

The first condition is that, an “unfair burden” must not be imposed upon the Fund as a result of the Transaction. The term “unfair burden” includes any arrangement, during the two-year period immediately after the assignment, whereby the investment adviser (including a predecessor or successor investment adviser), or any interested person of the investment adviser , receives or is entitled to receive any compensation directly or indirectly from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of the fund’s assets (other than fees for bona fide principal underwriting services).

The second condition is that, during the three-year period immediately after the assignment, at least 75% of the fund’s board of trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act.

The Fund and Wavelength will endeavor to satisfy both conditions. The Board believes that there was no “unfair burden” imposed as a result of the Transaction because the terms of the Interim Advisory Agreement and New Advisory Agreement were substantially similar to the Original Advisory Agreement, the investment advisory fee under the Interim Advisory Agreement and New Advisory Agreement is no greater that the investment advisory fee payable under the Original Advisory Agreement, the Fund will retain the same portfolio manager, Andrew Dassori, and there will be no expected diminution in the services that Wavelength will provide to the Fund. As for the board composition, the Board currently meets the 75% requirement.

New Expense Limitation Agreement. In addition, at the July Board Meeting, the Board approved a new expense limitation agreement (the “New ELA”) between Wavelength and the Trust, on behalf of the Fund, as the Original ELA expired upon the termination of the Original Advisory Agreement. The New ELA will become effective upon the approval of the New Advisory Agreement, and its terms are substantially similar to the terms of the Original ELA. The New ELA would expire on October 1, 2019. As discussed above, the Original ELA was set to expire on October 1, 2018; however, by its terms it expired upon the termination of the Original Advisory Agreement.

The New ELA is substantially similar to the Original ELA. Under the New ELA, Wavelength has agreed to reduce its fees payable under the New Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets. Fee reductions and expense reimbursements by Wavelength are subject to monthly repayment by the Fund for a period of three years after such fees and expenses were incurred, but only if the repayments do not cause the operating expenses of the Fund (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Furthermore, the amount of repayment in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed 0.99% of the Fund’s average daily net assets. It is expected that the New ELA will continue in effect until October 1, 2019 and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the Investment Company Act, and (ii) have no direct or indirect financial interest in the operation of the agreement (the “Non-Interested Trustees”). The Trust or Wavelength may terminate the New ELA at the end of the then-current term upon not less than 90 days’ notice to the other party; and provided further that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The New ELA automatically terminates if the New Advisory Agreement is terminated.

The New ELA is attached to this Proxy Statement as Exhibit B. The descriptions of the New ELA set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit B.

Information Concerning Wavelength. Wavelength was founded in 2013 and is a Delaware limited liability company having a principal office at 250 West 57th Street, 20th Floor, New York, NY 10107. Wavelength is registered as an investment adviser with the U.S. Securities and Exchange Commission. Wavelength provides investment management services to the Fund. As of July 31, 2018, Wavelength managed approximately $50 million on a discretionary basis.

Wavelength is owned by Andrew Dassori, Mark Landis, and MANG. MANG was founded on July 28, 2015 and is an Anguilla limited liability company with a principal place of business at 545 Madison Avenue, 15th Floor, New York, NY 10022. MANG is a wholly owned subsidiary of LVS Partners Limited, a Cayman Limited Company (together with MANG and other affiliated entities, the “GTS Group”). Neither MANG, LVS Partners Limited, or any of the affiliates within the “GTS Group” are registered investment advisors. Wavelength is the only registered investment adviser currently affiliated with the GTS Group. The GTS Group provides liquidity to investors across financial instruments and throughout the world. Their goal is to help asset managers, broker dealers, banks, hedge funds, public companies and pension funds mitigate risk and decrease their transaction costs through GTS Group’s technology and experience. The GTS Group is one of the largest NYSE designated market makers.

Evaluation by the Board of Trustees. At the July Board Meeting, Wavelength discussed the terms of the Transaction. In addition, at the July Board Meeting, the Board of Trustees requested and received such other information from Wavelength and the GTS Group regarding Wavelength, MANG Investments LLC, the GTS Group, and the Fund as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Fund from the Transaction. The Board of Trustees discussed these matters with Wavelength, including, without limitation, the potential benefits from the Transaction for the Fund, such as benefits from the GTS Group’s resources, relationships, and experience. The Board of Trustees also discussed with Wavelength the plans for the operation of the Fund after the Transaction. As part of the discussion, Wavelength noted that they did not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement. Wavelength further noted no changes were anticipated in the portfolio manager or the investment approach as a result of the Transaction and that they expected the Fund to continue to be managed using the same investment objective and strategies that have been employed for years by Wavelength.

In determining whether to approve the New Advisory Agreement, the Board of Trustees recalled its review of the materials presented at the July Board Meeting, materials related to the Fund and Wavelength throughout the last several months and its various discussions with management of the Trust and Wavelength about the operations and performance of the Fund during that period. The Board also considered (i) that Wavelength represented that the Transaction should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (ii) that Wavelength represented that the same portfolio manager who currently provides services to the Fund is anticipated to continue to do so upon the closing of the Transaction; and (iii) Wavelength’s agreement to pay for the Fund’s costs and expenses incurred in connection with the Transaction, including without limitation, the costs and expenses of preparing the Proxy Statement. The Trustees further considered numerous factors, including, among other things: (1) the nature, extent and quality of the services to be provided by Wavelength; (2) the investment performance of the Fund; (3) the cost of the services to be provided and profits to be realized by Wavelength from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) brokerage and portfolio transaction policies; and (6) possible conflicts of interest. Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees who is experienced in investment company and securities law matters.

The Nature, Extent, and Quality of the Services Provided by the Adviser

In this regard, the Board reviewed the services being provided by Wavelength to the Fund including, without limitation, its investment advisory services since the Fund’s inception, Wavelength’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution and its compliance program. The Board considered the representations by Wavelength that no changes are anticipated in the portfolio manager or investment approach as a result of the Transaction. After reviewing the foregoing information and further information provided by Wavelength (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by Wavelength were satisfactory and adequate for the Fund.

The Investment Performance of the Fund

In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board also considered the consistency of Wavelength’s management with the Fund’s investment objective and policies. The Board noted that relative to its custom peer group and funds of similar size and structure in the Fund’s Morningstar category (Nontraditional Bond), the Fund had outperformed the custom peer group’s average and median for the one- and three-year periods, and outperformed its Morningstar category’s average for the one-year and three-year periods. The Board indicated that Wavelength had satisfactorily explained its performance results for the Fund. Following discussion of the investment performance of the Fund, Wavelength’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The Costs of the Services Provided and Profits Realized by Wavelength and its Affiliates from its Relationship with the Fund

In analyzing the cost of services and potential profitability of Wavelength from its relationship with the Fund under the New Advisory Agreement, the Board considered that the Transaction would result in no changes to the advisory fee charged to the Fund under the New Advisory Agreement and that the Fund would pay the same advisory fee it currently pays under the Original Advisory Agreement. Further, the Board noted that Wavelength has agreed to a new expense limitation agreement substantially similar to the Original ELA. The Board also considered Wavelength’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, Wavelength’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the new expense limitation agreement and considered Wavelength’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account Wavelength’s commitment to continue with an expense limitation agreement for the Fund until at least October 1, 2019.

The Board also considered potential benefits for Wavelength in managing the Fund, including promotion of Wavelength’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its custom peer group and Morningstar category. The Board noted that the 0.95% advisory fee for the Fund was above the average and the median for the Fund’s custom peer group and Morningstar category, but less than the highest advisory fee of the funds in the custom peer group and Morningstar category. The Board considered the investment strategy and style used by Wavelength in managing the portfolio of the Fund. The Board further noted that the overall annual expense ratio (without the acquired fund fees and expenses) of 0.99%, for the Fund is lower than the average and equal to the median for the Fund’s custom peer group. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to Wavelength by the Fund is fair and reasonable.

The Extent to which Economies of Scale would be Realized as the Fund Grows and whether Advisory Fee Levels Reflect these Economies of Scale for the Benefit of the Fund’s Investors

In this regard, the Board considered that the Fund’s fee arrangements with Wavelength involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the expense limitation agreement and will continue to experience benefits from the expense limitation agreement until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with Wavelength would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by Wavelength, and given the Fund’s projected asset levels for the next year.

Brokerage and Portfolio Transactions

In this regard, the Board considered Wavelength’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which Wavelength evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with Wavelength. After further review and discussion, the Board determined that Wavelength’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible Conflicts of Interest

In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, Wavelength’s process for allocating trades among its different clients, and the substance and administration of Wavelength’s Code of Ethics. Following further consideration and discussion, the Board found that Wavelength’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, including the likely effects of the Transaction on the Fund and its shareholders, the Board unanimously concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board determined that the scope, quality, and nature of services to be provided by Wavelength and the fees to be paid to Wavelength under the New Advisory Agreement will be substantially identical to the services and fees under the Original Advisory Agreement. Following its consideration of all of the foregoing and taking into account the totality of all factors discussed at the Board Meeting held on July 23-24, 2018 and previous meetings, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders and each Trustee may have attributed different weights to the various factors noted above. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters, which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Trust’s management has fixed the close of business on August 23, 2018 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 5,014,409 shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with respect to the Fund (Proposal 1). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker-dealer or nominee for whom an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Percentage Ownership
Interactive Broker LLC 2 Pickwick Plaza Greenwich, Connecticut 06830	28.01%
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main Street San Francisco, California 94105	7.19%
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, Nebraska 68103-2226	8.13%*
*	The Fund believes that such entity does not have a beneficial interest in such shares.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45146.

Investment Advisor. Wavelength Capital Management, LLC (“Wavelength”) serves as the investment adviser to the Fund under the Interim Advisory Agreement. The address of Wavelength is 250 West 57th Street, 20th Floor, New York, NY 10107.

The following list includes the name, address, and principal occupation of the principal executive officer and each director of Wavelength:

Name	Principal Occupation	Position with the Fund
Andrew Dassori	Managing Director of Wavelength	Portfolio Manager
Mark Landis	Founder and Chief Compliance Officer, and Managing Director of Wavelength
Rama Subramaniam	Managing Director of Wavelength, and Head of Systematic Asset Management of GTS Group

The address for Andrew Dassori and Mark Landis is 250 West 57th Street, 20th Floor, New York, NY 10107. The address for Rama Subramaniam is 545 Madison Avenue, 15th Floor, New York, NY 10022.

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semi-Annual Reports. The Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, upon request. To request an Annual or Semi-Annual Report, please call us toll free at 1-888-575-4800, or write to Matthew J. Beck, Secretary, Ultimus Managers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. These reports are also available for download at www.wavelengthfunds.com.

OTHER MATTERS

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send proposal communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Matthew J. Beck, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders may also have an opportunity to communicate with the Board at the shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Ultimus Managers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or call the Fund toll-free at 1-866-896-9292 or email the Fund at www.wavelengthfunds.com.

By Order of the Board of Trustees,

Matthew J. Beck
Secretary

Date: September 11, 2018

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A: FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into effective as of [Date Approved by Shareholders], 2018, by and between Ultimus Managers Trust, an Ohio business trust (the “Trust”) on behalf of each series of the Trust set forth on Schedule A attached hereto (individually the “Fund” and collectively the “Funds”), a series of shares of the Trust, and Wavelength Capital Management, LLC, a Delaware limited liability corporation (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio, including, the Fund; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Fund, and to have that investment adviser provide or perform for the Fund various research, statistical and investment services; and

WHEREAS, the Adviser is registered as an investment advisor under the Investment Advisers Act of 1940 (“Advisers Act”), and engages in the business of asset management and is willing to furnish such services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1. Employment of the Adviser. The Trust hereby employs the Adviser to invest and reinvest the assets of the Fund in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees of the Trust (“Trustees”) and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of Investment Adviser

(a)	Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)	manage the investment and reinvestment of the assets of the Fund;

(2)	continuously review, supervise, and administer the investment program of the Fund;

(3)	determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)	provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain;

(5)	render regular reports to the Trust’s Trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities; and

(6)	perform such other services as agreed by the Adviser and the Trust from time to time.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

3. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the Trustees and the officers of the Trust such information relating to portfolio transactions as they may reasonably request.

4. Compensation of the Adviser. As compensation for the services that the Adviser is to provide or cause to be provided pursuant to Paragraph 2, the Fund shall pay to the Adviser an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. If the Adviser shall so request in writing, with the approval of the Trustees, some or all of such fee shall be paid directly to a sub-adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

5. Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as Trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

7. Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust, a copy of which is on file with the Secretary of the State of Ohio. Notice is hereby given that this instrument is executed on behalf of the Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust (or if the matter relates only to a particular Fund, that Fund), and the Adviser shall look only to the assets of the Trust, or the particular Fund, for the satisfaction of such obligations or any liability arising in connection therewith, and no other series of the Trust shall incur any liability or obligation in connection therewith.

8. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)  the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c) the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d) the terms of paragraph 7 of this Agreement shall survive the termination of this Agreement.

9. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

10. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Ohio without regard to the principles of the conflict of laws or the choice of laws.

11. Representations and Warranties.

(a) Representations and Warranties of the Adviser.

1)	The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

2)	Section 15(f). In accordance with Section 15(f) of the 1940 Act, the Adviser covenants as follows: (i) for a period of three years after the effective date of this Agreement, none of the Adviser or its Affiliates shall cause, and each shall use commercially reasonable efforts to prevent, any “interested person” of the Adviser or its Affiliates, as such term is defined in the 1940 Act, to become a trustee of the Trust or any Fund unless, taking into account such interested person, at least 75 percent of the Trustees are not interested persons of the Trust or any Fund, and (ii) for a period of two years following the effective date of this Agreement, none of the Adviser or its Affiliates will cause, and each of the foregoing shall use commercially reasonable efforts to prevent, any Affiliate from engaging in or causing, any act, practice, or arrangement that imposes an “unfair burden” on the Fund within the meaning of Section 15(f) of the 1940 Act; provided, however, that if the Trust or Adviser shall have obtained an order from the SEC exempting it from the provisions of Section 15(f), then this covenant shall be deemed to be modified to the extent necessary to permit the applicable Party to act in a manner consistent with such exemptive order or legal opinion.

(b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Ohio and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

12. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund or Funds named herein individually and not jointly. Notwithstanding any to the contrary in this Agreement, no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13. Compliance Procedures. The Adviser will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15. Notice. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Ultimus Managers Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attention: Robert G. Dorsey, or to such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Wavelength Capital Management, LLC at 215 Park Avenue South, Suite 1902, New York, New York 10003, Attention: Andrew Dassori, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be deemed received when delivered in person or within four (4) days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested or upon receipt of proof of delivery when sent by overnight mail or overnight courier, addressed as stated above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ULTIMUS MANAGERS TRUST, on behalf of the Fund listed on Schedule A			wavelength capital management, LLC

By:			By:
	Name:	Robert G. Dorsey		Name:	Andrew Dassori
	Title:	President		Title:	Managing Member

 SCHEDULE A

TO

INVESTMENT ADVISORY AGREEMENT

BETWEEN

ULTIMUS MANAGERS TRUST

AND

wavelength capital management, LLC

Name of Fund	Fee*
Wavelength Interest Rate Neutral Fund	0.95%

*	As a percent of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

EXHIBIT B: NEW EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT

FOR ULTIMUS MANAGERS TRUST

THIS EXPENSE LIMITATION AGREEMENT (the “Agreement”), dated [Date Approved by Shareholders], 2018, is made and entered into by and between the ULTIMUS MANAGERS TRUST, an Ohio business trust (the “Trust”), on behalf of each series of the Trust set forth on Schedule A attached hereto (each a “Fund”), and Wavelength Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”); and

WHEREAS, the Trust and the Adviser desire to enter into the arrangements described herein relating to certain expenses of each Fund in order to help maintain the Fund’s expense ratio within a certain operating expense limit; and

WHEREAS, the Fund may, from time to time, invest in affiliated or unaffiliated money market funds or other investment companies such as exchange-traded funds, such underlying investments (collectively referred to herein as “Acquired Funds”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1. The Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of each Fund, through the applicable termination date set forth on Schedule A, to the extent necessary to limit the total operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), to the amount of the “Maximum Operating Expense Limit” applicable to each Fund and each class of shares thereof as set forth on the attached Schedule A.

2. The applicable Fund agrees to pay to the Adviser the amount of fees (including any amounts foregone through limitation or reimbursed pursuant to Section 1 hereof) that, but for Section 1 hereof, would have been payable by the applicable Fund to the Adviser pursuant to the Advisory Agreement or which have been reimbursed in accordance with Section 1 hereof (the “Deferred Fees”), subject to the limitations provided in this Section 2. Such repayment shall be made monthly, but only if the operating expenses of the applicable Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the applicable Fund) that is equal to or less than the “Maximum Operating Expense Limit” of the respective class of shares of the applicable Fund, as set forth on Schedule A. Furthermore, the amount of Deferred Fees paid by the applicable Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business) do not exceed (x) the “Maximum Operating Expense Limit” for the respective class of shares of the applicable Fund then in effect and (y) the Maximum Operating Expense Limit for the respective class of shares of the applicable Fund in effect at the time the expenses to be repaid were incurred.

Deferred Fees with respect to any fiscal year of a Fund shall not be payable by the applicable Fund to the extent that the amounts payable by the Fund pursuant to the preceding paragraph during the period ending three years after the end of such fiscal year are not sufficient to pay such Deferred Fees. Notwithstanding anything to the contrary in this Agreement, in no event will one Fund be obligated to pay any Deferred Fees with respect to any other series of the Trust

3. This Agreement with respect to each Fund shall continue in effect until the applicable termination date set forth on Schedule A and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund. Any termination pursuant to this Section 3 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement. This Agreement will terminate automatically as to a Fund if the Advisory Agreement to that Fund is terminated. Upon the termination of this Agreement for any reason, the Adviser acknowledges and agrees that (i) it remains liable for all fee reductions and reimbursement obligations pursuant to Section 1 hereof that accrued prior to the termination of this Agreement and (ii) the obligations under Section 2 hereof shall cease and terminate as to each of the Funds if the entire Agreement is terminated, and if the entire Agreement is not terminated, as to each Fund with respect to which the Agreement is terminated.

4. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

5. This agreement may be modified only at the request of either party and with the approval of the Board of Trustees (the “Board”).

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement for the applicable Fund or the 1940 Act.

Notice is hereby given that this Agreement is executed by the Trust on behalf of each Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the applicable Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ULTIMUS MANAGERS TRUST		wavelength capital management, LLC

By:		By:
Name:	David R. Carson	Name:	Andrew Dassori
Title:	President	Title:	Co-Managing Partner

SCHEDULE A

to

EXPENSE LIMITATION AGREEMENT

Dated [Date of Shareholder Agreement], 2018

for

ULTIMUS MANAGERS TRUST

Fund Name	Maximum Operating Expense Limit*	Termination Date
Wavelength Interest Rate Neutral Fund	0.99%	October 1, 2019

*	Expressed as a percentage of a Fund’s average daily net assets. This amount is exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/WAVELENGTH